Exhibit 10.1

FIRST AMENDMENT AND WAIVER, dated as of April 27, 2020 (this “Amendment”), to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HANESBRANDS INC., a Maryland corporation (the “Parent Borrower”), MFB INTERNATIONAL HOLDINGS S.À R.L., a société à responsabilité limitée, incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 33, rue du Puits Romain, L-8070 Bertrange and registered with the Luxembourg Trade and Companies Register under number B 182.082 (the “Lux Borrower”), HBI Holdings Australasia Pty Ltd (the “Australian Borrower and, together with the Parent Borrower and the Lux Borrower, the “Borrowers”), the Lenders party thereto from time to time and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as the Administrative Agent and the Collateral Agent (in such capacities, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the Parent Borrower has requested that the Required Covenant Lenders consent to waive and modify certain requirements of Section 7.2.4 of the Credit Agreement for the Fiscal Quarters ending June 27, 2020 through July 3, 2021, and the Required Covenant Lenders are willing to consent to such waiver and modification on the terms and subject to the conditions set forth in this Amendment;
WHEREAS, the Borrowers, the Required Covenant Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.
NOW, THEREFORE, pursuant to Section 10.1 of the Credit Agreement, the parties hereto hereby agree as follows:
Section 1.DEFINITIONS.
1.1    Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
1.2    As used in this Amendment, the terms listed in this Section 1.2 shall have the respective meanings set forth in this Section 1.2:
“Covenant Relief Period” means the period commencing on the Amendment Effective Date through (but not including) the Covenant Relief Period Termination Date.
“Covenant Relief Period Termination Certificate” means an irrevocable certificate of an Authorized Officer of the Parent Borrower (similar in form to a Compliance Certificate) (i) stating that such certificate is a Covenant Relief Period Termination Certificate and (ii) certifying compliance with the covenants set forth in Section 7.2.4 on such date and demonstrating such compliance in reasonable detail.
“Covenant Relief Period Termination Date” means the earlier of (x) the date of delivery of the Compliance Certificate pursuant to Section 7.1.1(a) for the fiscal quarter ending October 2, 2021 demonstrating compliance with the covenants set forth in Section 7.2.4 on such date and (y) the date on which the Parent Borrower delivers to the Administrative Agent a Covenant Relief Period Termination Certificate; provided that the Parent Borrower may only deliver a Covenant Relief Period Termination Certificate concurrently with the delivery of financial statements pursuant to Section 7.1.1(a) or 7.1.1(b); provided, further, that the Borrower may only deliver a Covenant Relief Period Termination Certificate once, on which date the Covenant Relief Period will terminate permanently for all purposes of this Agreement and the other Loan Documents.
“Majority Revolving Loan Lenders” means, at any time, Non-Defaulting Revolving Loan Lenders holding more than 50% of the Total Revolving Exposure Amount of all Non-Defaulting Revolving Loan Lenders.

SECTION 2.    AMENDMENT
On and after the Amendment Effective Date, the proviso in the definition of “Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, solely for the purposes of Section 7.2.4(i) and the calculation of the Minimum Liquidity Covenant (as defined below), as follows: “provided, that for purposes of calculating the Leverage Ratio, Total Debt shall be reduced by unrestricted cash and Cash Equivalent Investments of the Parent Borrower and its Subsidiaries (other than any Subsidiaries organized under the laws of China).”

SECTION 3.    COVENANT RELIEF AND WAIVER.
3.1    Each Lender party hereto (which collectively constitute the Required Covenant Lenders) hereby consents to (i) waive compliance with the Leverage Ratio requirement in Section 7.2.4(i) of the Credit Agreement (the “Leverage Covenant”) commencing with the Fiscal Quarter ending June 27, 2020 and ending immediately after the Fiscal Quarter ending July 3, 2021 and (ii) reduce the Interest Coverage Ratio in Section 7.2.4(ii) of the Credit Agreement (the “Interest Coverage Ratio”), from 3.00:1.00 to (a) 2.00:1.00 for the Fiscal Quarters ending June 27, 2020 through April 3, 2021 and (b) 2.25:1.00 for the Fiscal Quarter ending July 3, 2021, in each case, during the Covenant Relief Period and the Compliance Certificate delivered during the Covenant Relief Period shall be revised to reflect these waivers and amendments; provided that during the Covenant Relief Period, the Parent Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
(a)    permit the sum of (i) the aggregate amount of cash and Cash Equivalents of the Borrowers and the Subsidiaries (excluding cash and Cash Equivalents securing funded Indebtedness other than the Obligations) and (ii) the aggregate available Revolving Loan Commitments of all Revolving Loan Lenders, at any time, to be less than $300 million (the “Minimum Liquidity Covenant”); provided that upon the incurrence of Indebtedness after the Amendment Effective Date in an aggregate principal amount in excess of $150 million, such Minimum Liquidity Covenant in effect shall be increased to $400 million;
(b)    permit EBITDA for the Measurement Period for which Section 7.1.1 financials have been delivered to be less than (i) $625 million for the Fiscal Quarter ended June 27, 2020, (ii) $505 million for the Fiscal Quarter ended September 26, 2020, (iii) $445 million for the Fiscal Quarter ended January 2, 2021, (iv) $435 million for the Fiscal Quarter ended April 3, 2021 and (v) $505 million for the Fiscal Quarter ended July 3, 2021;
(c)    make any Restricted Payments pursuant to Section 7.2.6 of the Credit Agreement; provided the Parent Borrower shall be permitted to issue common stock dividends of up to $215 million in the aggregate in any trailing twelve month period;

(d)    (i) incur any Indebtedness under Section 2.9 of the Credit Agreement if the Senior Secured Leverage Ratio is greater than 3.00 to 1.00 both before and after giving effect to such Incremental Credit Increases (assuming, for the purposes of the calculation, that the Revolving Loan Commitments and any Incremental Other Currency Revolving Commitments are 50% drawn and that any Permitted Securitization is 50% utilized), (ii) incur more than $25 million of Indebtedness pursuant to Section 7.2.2(h) of the Credit Agreement, (iii) incur any Indebtedness pursuant to Section 7.2.2(i) of the Credit Agreement or (iv) incur more than $50 million of Indebtedness pursuant to Section 7.2.2(r) of the Credit Agreement;
(e)    make any Investments pursuant to Section 7.2.5 (g), (k), (n) or (o) of the Credit Agreement; provided that the Parent Borrower or any Subsidiary thereof shall be permitted to make Investments in Foreign Subsidiaries in an aggregate amount not to exceed $25 million and general Investments in an aggregate amount not to exceed $10 million;
(f)    enter into any mergers or make any Permitted Acquisitions pursuant to Section 7.2.10 of the Credit Agreement; or
(g)    (i) submit any Borrowing Request requesting any borrowing of Revolving Loans or Swing Line Loans without the prior written consent of the Majority Revolving Loan Lenders if, immediately after giving effect to such borrowing, the aggregate amount of unrestricted cash and Cash Equivalents of the Parent Borrower and its Subsidiaries (other than any Subsidiaries organized under the laws of China) exceeds $500 million unless the Parent Borrower represents that such borrowing is necessary for a reasonable business purpose and (ii) and if, at any time, the Borrowers have outstanding Revolving Loans and/or Swing Line Loans and incur Indebtedness after the Amendment Effective Date in an aggregate principal amount in excess of $150 million then the Borrowers shall promptly prepay Revolving Loans and/or Swing Line Loans (which, for the avoidance of doubt, shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of such prepayment) with 50% of the net proceeds of such incurrence of Indebtedness up to a maximum prepayment of $250 million.
3.2    During the Covenant Relief Period, the Applicable Margin and Applicable Commitment Fee Margin shall be calculated assuming the Leverage Ratio is ≥ 4.50:1.00.

SECTION 4.    CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on the date on which each of the following conditions have been satisfied or waived in accordance with the terms hereof and the Credit Agreement (such date, the “Amendment Effective Date”):
4.1    Counterparts: This Amendment shall have been executed and delivered by the Borrowers, the Administrative Agent and the Required Covenant Lenders.
4.2    Certificate: The Administrative Agent shall have received a certificate of the Parent Borrower dated as of the Amendment Effective Date, duly executed and delivered by an Authorized Officer of the Parent Borrower (certifying as to the matters set forth in Section 5 below.
4.3    Consent Fee. The Parent Borrower shall have paid to the Administrative Agent, for the account of each Required Covenant Lender that submits its consent hereto to the Administrative Agent prior to 5:00 p.m. New York City time on April 24, 2020, a consent fee in an amount equal to 0.125% of the aggregate principal amount of Revolving Loan Commitments, Revolving Credit Loans and New Term A Loans held by such consenting Lender immediately prior to the effectiveness of this Amendment.

4.4    Fees and Expenses. All fees and out-of-pocket expenses for which invoices have been presented prior to the Amendment Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrowers pursuant to Section 10.3 of the Credit Agreement or any other letter agreement in connection with this Amendment shall have been paid or reimbursed.

SECTION 5.    REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent to the Administrative Agent and each Lender, as follows:
5.1    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) as of such earlier date; and
5.2    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6.    MISCELLANEOUS.
6.1    Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent, the Collateral Agent or the Lenders except as expressly stated herein. Except as expressly amended, consented to or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
6.2    Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents. Each Borrower executing this Amendment confirms and agrees that notwithstanding the effectiveness of this Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
6.3    Counterparts and Electronic Signatures. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

6.4    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HANESBRANDS INC.,
as Parent Borrower

By /s/ Jodie F. Covington
Name: Jodie F. Covington
Title: Assistant Treasurer

MFB INTERNATIONAL HOLDINGS S.À R.L.,
as Lux Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Class A Manager

HBI HOLDINGS AUSTRALASIA PTY LTD,
as Australian Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Director

[Signature Page to Amendment and Waiver]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Antje Focke
Name: Antje Focke
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Antje Focke
Name: Antje Focke
Title: Executive Director

[Signature Page to Amendment and Waiver]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Anthony Hoye
Name: Anthony Hoye
Title: Director

[Signature Page to Amendment and Waiver]

PNC Bank, National Association,
as a Lender

By: /s/ Larry Jackson
Name: Larry Jackson
Title: Vice President

[Signature Page to Amendment and Waiver]

Truist Bank as successor by merger to SunTrust Bank and formerly known as Branch Banking and Trust Company, as a Lender

By: /s/ Max Greer
Name: Max Greer
Title: Senior Vice President

[Signature Page to Amendment and Waiver]

HSBC Bank USA, N.A.,
as a Lender

By: /s/ Robert J. Devir
Name: Robert J. Devir
Title: Managing Director

[Signature Page to Amendment and Waiver]

BARCLAYS BANK PLC,
as a Lender

By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Vice President

[Signature Page to Amendment and Waiver]

Fifth Third Bank, National Association,
as a Lender

By: /s/ James Beltz
Name: James Beltz
Title: Vice President

[Signature Page to Amendment and Waiver]

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Carl Hinrichs
Name: Carl Hinrichs
Title: Director

[Signature Page to Amendment and Waiver]

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Kevin McCarthy
Name: Kevin McCarthy
Title: Director

[Signature Page to Amendment and Waiver]

MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By: /s/ Spencer Hughes
Name: Spencer Hughes
Title: Managing Director

[Signature Page to Amendment and Waiver]

Goldman Sachs Bank USA,
as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to Amendment and Waiver]

Siemens Financial Services, Inc.,
as a Lender

By: /s/ Marin Levy
Name: Marin Levy
Title: Vice President

By: /s/ M. Jentsch
Name: M. Jentsch
Title: Vice President

[Signature Page to Amendment and Waiver]

The Northern Trust Company,
as a Lender

By: /s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Amendment and Waiver]

WESTPAC BANKING CORPORATION,
as a Lender

By: /s/ Richard Yarnold
Name: Richard Yarnold
Title: Tier Two Attorney

[Signature Page to Amendment and Waiver]

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ P. Jason Hembree
Name: P. Jason Hembree
Title: Vice President

[Signature Page to Amendment and Waiver]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Katie Lee
Name: Katie Lee
Title: Director

[Signature Page to Amendment and Waiver]

Deutsche Bank AG New York Branch,
as a Lender

By: /s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

[Signature Page to Amendment and Waiver]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/ Phil Andresen
Name: Phil Andresen
Title: Vice President

[Signature Page to Amendment and Waiver]

The Bank of East Asia, Limited, New York Branch,
as a Lender

By: /s/ James Hua
Name: James Hua
Title: SVP

By: /s/ Maggie Wong
Name: Maggie Wong
Title: General Manager

[Signature Page to Amendment and Waiver]

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By: /s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

[Signature Page to Amendment and Waiver]